UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 1, 2012

OXFORD TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-49854	04-3615974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Wall Street, Suite 818, New York, New York	10005
(Address of principal executive offices)	(Zip Code)

(212) 809-1200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

a)   On or about August 1, 2012, Child, Van Wagoner & Bradshaw, PLLC (“CVB”), the principal accountant for Oxford Technologies, Inc. (the "Company") ceased its accounting practice for SEC reporting companies. At or about the same time Anderson Bradshaw PLLC (“Anderson Bradshaw”) was established as a successor firm to CVB to continue performing audits for SEC reporting companies.  As Anderson Bradshaw is viewed as a separate legal entity, the Company dismissed CVB as its principal accountant and engaged Anderson Bradshaw, as the Company's principal accountant for the Company's fiscal year ending December 31, 2012 and the interim periods for 2012 and 2013. The decision to change principal accountants was approved by the Company's Board of Directors.

None of the reports of  CVB, on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

There were no disagreements between the Company and CVB, for the two most recent fiscal years and any subsequent interim period through August 1, 2012 (date of dismissal) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of CVB, would have caused them to make reference to the subject matter of the disagreement in connection with its report. Further, CVB has not advised the Registrant that:

1) internal controls necessary to develop reliable financial statements did not exist; or

2) information has come to the attention of  CVB which made it unwilling to rely upon management's representations, or made it unwilling to be associated with the financial statements prepared by management; or

3) the scope of the audit should be expanded significantly, or information has come to the attention of CVB that they have concluded will, or if further investigated, might materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended December 31, 2012.

 (b)   On or about August 1, 2012 the Registrant engaged Anderson Bradshaw as its principal accountant to audit the Registrant's financial statements as successor to CVB. During the Registrant's two most recent fiscal years or subsequent interim period, the Registrant has not consulted with the entity of Anderson Bradshaw regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, nor did the entity of Anderson Bradshaw  provide advice to the Registrant, either written or oral, that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue.

Further, during the Registrant's two most recent fiscal years or subsequent interim period, the Registrant has not consulted the entity of Anderson Bradshaw on any matter that was the subject of a disagreement or a reportable event.

The Company has provided CVB with a copy of this Current Report on Form 8-K. A copy of CVB’s letter, dated August 1, 2012, is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

     Exhibit

     Number        Descriptions

      16.1         Letter from CVB dated August 1, 2012 regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXFORD TECHNOLOGIES, INC.

Date: August 2, 2012	By:	/s/ Vivian Lam
	Name:	Vivian Lam
	Title:	President